LETTER OF TRANSMITTAL
DOV PHARMACEUTICAL, INC.

Offer to Exchange

Shares of Convertible Preferred Stock Plus a Cash Payment

for

Each $1,000 Principal Amount of Outstanding

2.50% Convertible Subordinated Debentures due 2025

(the “Debentures”)

CUSIP Nos. 259858AA6 and 259858AB4

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, MARCH 5, 2007 (THE “EXPIRATION DATE”) UNLESS EXTENDED BY DOV PHARMACEUTICAL, INC. WITH THE CONSENT OF HOLDERS OF A MAJORITY IN OUTSTANDING PRINCIPAL AMOUNT OF THE DEBENTURES.

Wells Fargo Bank, N.A.

By Overnight Courier or Mail:	By Registered or Certified Mail:	By Hand:

Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 6th & Marquette Avenue Minneapolis, MN 55479 Attn: Reorg (if by mail, registered or certified recommended)	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480 Attn: Reorg	Wells Fargo Bank, N.A. Corporate Trust Services Northstar East Bldg. – 12th Floor 608 2nd Avenue South Minneapolis, MN 55402 Attn: Reorg

By Facsimile:	To Confirm by Telephone:

(612) 667-6282 Attn: Bondholder Communications	(800) 344-5128; or (612) 667-9764 Attn: Bondholder Communications

For Information: (612) 667-9764

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the offer to exchange dated January 29, 2007 (the “Offer to Exchange”) of DOV Pharmaceutical, Inc., a Delaware corporation (the “Company”), and this letter of transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange a cash payment of $212.50 plus either

(i)

8 shares of new series C convertible preferred stock, par value $1.00 per share and liquidation preference of $100 per share, or

(ii)

8 shares of new series D convertible preferred stock, par value $1.00 per share and no initial stated liquidation preference

(the cash payment plus whichever series of convertible preferred stock that a holder elects to receive, the “Exchange Consideration”) for each $1,000 principal amount of our outstanding 2.50% Convertible Subordinated Debentures Due 2025 (the “Debentures”).

The Exchange Consideration will be in full satisfaction of the principal amount of, and any accrued but unpaid interest through the consummation of the Exchange Offer on, the Debentures so tendered and accepted, including the interest payment that was due and payable on January 16, 2007.

The Exchange Offer is being extended to all holders of the Debentures.

In the event you desire to tender any or all of your Debentures in the Exchange Offer, you must elect to receive one of two different consideration alternatives. In each alternative, you will receive a cash payment of $212.50 per $1,000 in principal amount of Debentures validly tendered and accepted. The difference between the two alternatives are contained within the terms of the convertible preferred stock offered in each alternative. In summary:

New Series C Convertible Preferred Stock: The terms of the new series C convertible preferred stock offered in one of the Exchange Consideration alternatives include voting rights, an initial stated liquidation preference of $100 per share, seniority as to the alternative series D convertible preferred stock and the right to convert into shares of common stock as described more fully in the Offer to Exchange, as well as a requirement that all shares of new series C convertible preferred stock convert into shares of common stock, without any action on the part of the holder, upon the occurrence of certain events.

Alternative Series D Convertible Preferred Stock: In contrast, the alternative series D convertible preferred stock has no voting rights except as required by law, has no initial stated liquidation preference, is junior to the new series C convertible preferred stock and is convertible into shares of common stock on the same terms as the new series C convertible preferred stock, although it is not required to convert into common stock upon the occurrence of those events that cause the new series C convertible preferred stock to mandatorily convert into common stock. In addition, the alternative series D convertible preferred stock contains a restriction on a holder’s ability to convert in the event the holder would beneficially own in excess of 9.9% of the Company’s capital stock entitled to vote generally following such conversion.

Holders of Debentures are urged to read the Offer to Exchange, including those portions of the Offer to Exchange that compare the rights, preferences, powers and privileges of the new series C convertible preferred stock and the alternative series D convertible preferred stock.

If you desire to participate in the Exchange Offer, (1) a properly completed and validly executed copy of this Letter of Transmittal, together with any signature guarantees and any other documents required by the instructions hereto, must be received by Wells Fargo Bank, N.A. (the “Exchange Agent”) at the address set forth above or (2) your Debentures must be transferred by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in the Offer to Exchange under the caption “The Exchange Offer — Book Entry Transfer.” Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. If you hold your Debentures in definitive form, you will need to send your Debentures to the Exchange Agent so that they are received prior to the Expiration Date unless you comply with the guaranteed delivery procedures described below.

Holders whose Debentures are not immediately available or who cannot deliver their Debentures and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Debentures according to the guaranteed delivery procedures set forth in the Offer to Exchange under the caption “The Exchange Offer—Guaranteed Delivery.”

By tendering your Debentures in the Exchange Offer, you also agree to release the Company, its subsidiaries, affiliates and stockholders, as well as all directors, officers, employees, attorneys, accountants, advisors, agents and representatives, whether current or former, of the Company, its subsidiaries, affiliates, and stockholders from any and all claims arising out of or in connection with your ownership or acquisition of the Debentures so tendered, as set forth in the Offer to Exchange under the caption “The Exchange Offer — Release of Legal Claims By Tendering Holders.”

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE OFFER TO EXCHANGE CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF

TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO EXCHANGE AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

IN THE EVENT YOU WISH TO TENDER YOUR DEBENTURES IN THE EXCHANGE OFFER, YOU MUST ELECT FROM TWO ALTERNATIVE CONSIDERATIONS. EACH ALTERNATIVE INCLUDES A CASH PAYMENT OF $212.50, PLUS SHARES OF CONVERTIBLE PREFERRED STOCK. THE TERMS OF THE TWO SERIES OF CONVERTIBLE PREFERRED STOCK OFFERED IN THE TWO ALTERNATIVES THAT YOU MAY SELECT FROM VARY AS TO THEIR RESPECTIVE RIGHTS, PREFERENCES AND PRIVILEGES AND HOLDERS OF DEBENTURES ARE URGED TO READ THE OFFER TO EXCHANGE, INCLUDING THOSE PORTIONS OF THE OFFER TO EXCHANGE THAT COMPARE THE RIGHTS, PREFERENCES, POWERS AND PRIVILEGES OF THE NEW SERIES C CONVERTIBLE PREFERRED STOCK AND THE ALTERNATIVE SERIES D CONVERTIBLE PREFERRED STOCK.

The undersigned elects to receive the Exchange Consideration as follows (please check applicable box):

☐

a cash payment of $212.50 plus 8 shares of new series C convertible preferred stock, par value $1.00 per share and liquidation preference $100 per share, which new series C convertible preferred stock:

(i)

votes with the Company’s common stock on an as-converted basis and votes as a class on certain matters,

(ii)

has an initial liquidation preference of $100 per share,

(iii)

is senior in a liquidation to the alternative series D convertible preferred stock,

(iv)

is convertible into common stock, and

(v)

mandatorily converts into common stock upon certain events as described in the Offer Exchange;

Or
☐

a cash payment of $212.50 plus 8 shares of alternative series D convertible preferred stock, par value $1.00 per share, which alternative series D convertible preferred stock:

(i)

has no voting rights except as required by law,

(ii)

has no initial stated liquidation preference,

(iii)

is junior to the new series C convertible preferred stock,

(iv)

is convertible into common stock, although there are restrictions on a holders ability to convert if such holder would beneficially own in excess of 9.9% of the Company’s capital stock entitled to vote generally; and

(v)

is not mandatorily convertible into common stock upon the occurrence of those events that cause the new series C convertible preferred stock.

The Company urges all holders of Debentures to read the Offer to Exchange, including those portions of the Offer to Exchange that compare the rights, preferences, powers and privileges of the new series C convertible preferred stock and the alternative series D convertible preferred stock.

List below the Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF DEBENTURES
Name(s) and Addresses of Registered Holder(s) (Please fill-in)	Certificate Number(s)	Principal Amount Tendered*

Total
* Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Debentures. See Instruction 2.

☐ CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s):

The Depository Trust Company Account Number:

Transaction Code Number:

☐ CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Name of Eligible Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Account Number:

☐ CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR DEBENTURES ARE BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Debentures as are being tendered hereby. The Exchange Consideration will be in full satisfaction of the principal amount of, and any accrued but unpaid interest through the consummation of the Exchange Offer on, the Debentures so tendered and accepted.

2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

3. The undersigned irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in -fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of the Company) with respect to the Debentures, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present the Debentures and all evidences of transfer and authenticity to, or transfer ownership of, the Debentures, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Debentures, all in accordance with the terms of and conditions to the Exchange Offer.

4. The undersigned understands that if the undersigned tenders Debentures and the Company accepts the Debentures for exchange, such acceptance will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Offer to Exchange and this Letter of Transmittal.

5. The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (each of which the Company may waive, but in certain circumstances only with the consent of holders of a majority in outstanding principal amount of the Debentures), set forth in the Offer to Exchange under the caption “The Exchange Offer — Conditions to the Completion of the Exchange Offer,” the Company may not be required to accept for exchange any of the Debentures tendered (including any Debentures tendered after the Expiration Date). Any Debentures not accepted for exchange will be returned promptly upon expiration of the offer to the undersigned at the address set forth above, unless otherwise indicated below under “Special Delivery Instructions” below.

6. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Offer to Exchange under the caption “The Exchange Offer — Right of Withdrawal.” See Instruction 9.

7. Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the shares of either the new series C convertible preferred stock or the alternative series D convertible preferred stock, as elected above, (and, if applicable, substitute certificates representing Debentures for any Debentures not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Debentures, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the new securities (and, if applicable, substitute certificates representing Debentures for any Debentures not exchanged) to the undersigned at the address shown above in the box entitled “Description of Debentures.”

8. THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE OFFER TO EXCHANGE AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE OFFER TO EXCHANGE AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE OFFER TO EXCHANGE SHALL PREVAIL.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF DEBENTURES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if certificates for Debentures not exchanged and/or shares of either the new series C convertible preferred stock or the alternative series D convertible preferred stock, as the case may be based upon the undersigned’s election above are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) below, or if Debentures delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue new securities and/or Debentures to:

Name(s)*
(Please type or print)

(Please type or print)
Address:
Zip Code

* (Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)

☐ Credit unexchanged Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if certificates for Debentures not exchanged are to be sent to someone other than the person or persons whose signatures(s) appear(s) below or to such person or persons at an address other than shown in the box entitled “Description of Debentures” above.

Mail New Securities and/or Debentures to:

Name(s)*
(Please type or print)

(Please type or print)
Address:
Zip Code

* (Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)

X	__________, 2007

X	__________, 2007

X	__________, 2007
Signature(s) of Owner	Date

Area Code and Telephone Number

If a holder is tendering any Debentures, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Debentures or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title and provide proper evidence of such fiduciary’s authority to so act. See Instruction 3.

Name(s)

Capacity:

Address:

SIGNATURE GUARANTEE
(if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

INSTRUCTIONS

1. Delivery of this Letter of Transmittal; Guaranteed Delivery Procedures.

A holder of Debentures may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Offer to Exchange to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Debentures being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below. Debentures tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

The Exchange Agent will make a request to establish an account with respect to the Debentures at The Depositary Trust Company (“DTC”) for purposes of the Exchange Offer promptly after the date of the Offer to Exchange. Any financial institution that is a participant in DTC’s system may make book-entry delivery of Debentures by causing DTC to transfer such Debentures into the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program procedures for such transfer. However, although delivery of Debentures may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

A holder may tender Debentures that are held through DTC by transmitting its acceptance through DTC’s Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgement from the participant tendering the Debentures that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgement from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

DELIVERY OF THE AGENT’S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

Holders of Debentures whose certificates for Debentures are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Debentures pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery” section of the Offer to Exchange. Pursuant to such procedures,

(i)

such tender must be made through an Eligible Institution (as defined in Instruction 3 below),

(ii)

prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery or a properly transmitted Agent’s Message in lieu of Notice of Guaranteed Delivery), setting forth the name and address of the holder of Debentures, the certificate number or numbers of such Debentures and the principal amount of Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery or facsimile transmission by the Eligible Institution, the Letter of Transmittal (or facsimile thereof), together with the Debentures tendered or a book-entry confirmation and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and

(iii)

such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the Debentures tendered or a book-entry confirmation and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within 3 Nasdaq trading days after the date of such execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL DEBENTURES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE EXCHANGE OFFER” SECTION OF THE OFFER TO EXCHANGE.

2. Partial Tenders.

If less than all of the Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Debentures to be tendered in the box above entitled

“Description of Debentures” under “Principal Amount Tendered.” All of the Debentures delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder of the Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the new securities are to be issued, or any unexchanged Debentures are to be reissued, to a person other than the current registered holder of the Debentures being tendered, then endorsements of any certificates transmitted herewith or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in -fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

ENDORSEMENTS ON CERTIFICATES FOR DEBENTURES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION” AND COLLECTIVELY, “ELIGIBLE INSTITUTIONS”).

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF THE DEBENTURES ARE TENDERED: (I) BY A REGISTERED HOLDER OF DEBENTURES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH DEBENTURES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. Special Issuance and Delivery Instructions.

Tendering holders of Debentures should indicate in the applicable box the name and address to which new securities issued pursuant to the Exchange Offer and/or substitute certificates evidencing Debentures not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY. Holders tendering Debentures by book-entry transfer may request that Debentures not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Debentures not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5. Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of Debentures to the Company (or its order) pursuant to the Exchange Offer. If, however, new securities and/or substitute Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Debentures tendered hereby, or if tendered Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Debentures to the Company (or its order) pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6. Waiver of Conditions.

Subject to the following sentence, the Company reserves the absolute right to waive satisfaction of any or all conditions described in the Offer to Exchange. The Exchange Offer is conditioned upon the valid tender of at least 99% of the aggregate principal amount of the outstanding Debentures, a condition that may be modified by the Company with the consent of the holders of a majority in outstanding principal amount of the Debentures.

7. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Debentures, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Debentures for exchange.

Although the Company intends to notify holders of defects or irregularities with respect to tenders of Debentures, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8. Mutilated, Lost, Stolen or Destroyed Debentures.

Any holder whose Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. Withdrawal of Tenders.

Tenders of Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. Any Debentures which have been tendered for exchange but are not exchanged for any reason will be returned promptly after the Expiration Date.

For a withdrawal of a tender of Debentures to be effective, a written notice of withdrawal, in the form or substantially equivalent to the form enclosed, must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Debentures to be withdrawn (the “Depositor”), (ii) identify the Debentures to be withdrawn (including principal amount of such Debentures), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Debentures were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Debentures were issued register the transfer of such Debentures into the name of the person withdrawing the tender and (iv) specify the name in which any such Debentures are to be registered, if different from that of the Depositor.

Any Debentures properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Debentures which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Debentures may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Debentures not properly tendered or any Debentures the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Debentures. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

10. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Offer to Exchange, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address and telephone number indicated above.

11. Federal Tax Withholding

In order for a tendering holder of Debentures (and, in the case of new securities to be issued pursuant to the Special Issuance Instructions, a prospective holder of new securities) to avoid possible U.S. federal “backup withholding” with respect to the receipt of (or later distributions upon) shares of the new series of convertible preferred stock, such holders must (i) provide the Exchange Agent with a properly completed Substitute Form W-9 and sign such form under penalties of perjury or (ii) otherwise establish an exemption. Holders that are not “United States persons” for U.S. federal income tax purposes (“non-U.S. holders”) may be required to submit additional documentation to avoid (or reduce) withholding applicable to payments to foreign payees. These issues are discussed more fully below in “Important Tax Information.”

IMPORTANT TAX INFORMATION

Each tendering holder of Debentures (and prospective holder of new securities to be issued pursuant to the Special Issuance Instructions), that is a “United States person” for federal income tax purposes, should complete the attached Substitute Form W-9. Under current federal income tax law, such a holder is required to provide the Company (as payer) with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any interest, dividend or other reportable payments received in respect of either the tendered Debentures or the new securities received. If such a holder is an individual, the TIN is such holder’s social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”).

Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt holders should write “exempt” in Part 2 of Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, the appropriate IRS Form W-8 (e.g., W-8BEN or Form W-8ECI), properly completed and signed under penalty of perjury, attesting to the holder’s exempt status. The appropriate Form W-8 will be provided by the Exchange Agent upon request and is also available on the IRS website ( http://www.irs.gov ). See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Company is required to withhold up to 28% (or such other percentage that may be applicable to payments made after December 31, 2010) of any “reportable payment” (which payment may include an issuance of new securities) made to a holder of new securities or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding with respect to any payments received in respect of either the Debentures or the new securities, each holder should provide the Company, through the Exchange Agent, with either: (i) such holder’s correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), that such holder is a U.S. person (including a U.S. resident alien) and that (A) such holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified such holder that he or she is no longer subject to backup withholding or (ii) an adequate basis for exemption from backup withholding.

Special Rules for Non-U.S. Holders

Even if a non-U.S. holder has provided the required certification to avoid backup withholding, the Company will withhold a 30% tax from payments of U.S. source income (for example, interest or dividends on the Debentures or new securities) made to any non-U.S. holder unless it determines that such holder is either eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty or exempt from withholding because (i) the gross proceeds are effectively connected with the conduct of a trade or business within the United States or (ii) in the case of a payment of interest, the payment qualifies for the portfolio interest exemption from withholding. A non-U.S. holder who is eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty (or for the benefits of the portfolio interest exemption) must certify that fact by providing a properly executed IRS Form W-8BEN or other appropriate form prior to the time payment is made. To obtain an exemption from withholding based on the grounds that the gross income is effectively connected with the conduct of a trade or business within the United States, a non-U.S. holder must furnish the Company with a properly executed IRS Form W-8ECI. These forms are available from the Exchange Agent or on the IRS website ( http://www.irs.gov ). A non-U.S. holder may be eligible to obtain from the IRS a refund of tax withheld if such holder is able to establish that no tax (or a reduced amount of tax) is due.

Non-U.S. holders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

What Number to Give the Exchange Agent

A holder is required to give the Exchange Agent its TIN (e.g., social security number or employer identification number). If the new securities will be held in more than one name or are not held in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance regarding which number to report.

IRS Circular 230 Notice

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, WE INFORM YOU THAT (A) ANY U.S. TAX ADVICE CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE; (B) ANY SUCH TAX ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING, BY THE ORIGINAL ADDRESSEE OF THIS COMMUNICATION, OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) IF YOU ARE NOT THE ORIGINAL ADDRESSEE OF THIS COMMUNICATION, YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.